EX 99.1
                              SYNERGX SYSTEMS INC.
                              209 Lafayette Avenue
                            Syossett, New York 11791



Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549




CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Synergx Systems Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, John
A. Poserina, Chief Financial Officer of the Company and Daniel S. Tamkin, Chief Executive Officer of the Company, hereby certify, to the best of our knowledge, pursuant to 18 U.S.C. ss. 1350. as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                /s/JOHN A. POSERINA
                                -----------------------------
                                John A. Poserina
                                CFO SYNERGX SYSTEMS INC.
                                August 13, 2002

                                /s/DANIEL S. TAMKIN
                                ---------------------------
                                Daniel S. Tamkin
                                CEO SYNERGX SYSTEMS INC.
                                August 13, 2002